UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 11, 2005

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-28839                                 13-1964841
   (Commission File Number)                 (IRS Employer Identification No.)


180 Marcus Boulevard, Hauppauge, New York                             11788
(Address of Principal Executive Offices)                           (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 5.02      Appointment of Principal Officer.

     On July 11, 2005, the Company issued a press release announcing that the Company's Board of Directors had unanimously elected Patrick M. Lavelle to the position of President and Chief Executive Officer of the Company. Mr. Lavelle has been a Senior Vice President of the Company since 1991 and has served on the Company's Board of Directors since 1993. He will continue to serve as President and Chief Executive Officer of Audiovox Electronics Corporation, the Company's wholly owned subsidiary. Mr. John J. Shalam, the Company's founder, will remain as Chairman of the Company.

     A copy of the release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     AUDIOVOX CORPORATION (Registrant)



Date:    July 11, 2005               By: /s/ Charles M. Stoehr
                                        -----------------------------------
                                             Charles M.  Stoehr
                                             Senior Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1 Press Release, dated July 11, 2005, relating to the appointment of Patrick M. Lavelle (filed herewith)






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